Exhibit 99.1

Blackbaud, Inc. Announces Third Quarter 2013 Results
Announces Fourth Quarter 2013 Dividend

Charleston, S.C. (October 30, 2013) - Blackbaud, Inc. (NASDAQ: BLKB), a leading global provider of software and services for nonprofits, today announced financial results for its third quarter ended September 30, 2013.

“Blackbaud’s third quarter results were highlighted by profitability that exceeded the high end of our guidance,” stated Tony Boor, Interim Chief Executive Officer and Chief Financial Officer of Blackbaud. “Each of our business units delivered a solid performance in the third quarter, and we continue to see nonprofit organizations turning to Blackbaud and our broad suite of leading product offerings to help drive their fundraising initiatives.”

Boor added, “We continue to make progress improving the operational efficiency of the company, and we believe there are still many gains to be captured as we look ahead. At the same time, we are beginning to increase investments in our product portfolio and go-to-market organization to ensure we are properly positioned to benefit from exciting shifts in the market, including SaaS, online fundraising and mobile. We believe this is the right strategy to generate increased revenue growth and optimize shareholder value from a long-term perspective.”

Third Quarter 2013 GAAP Financial Results

Blackbaud reported total revenue of $127.9 million for the third quarter of 2013, an increase of 4% compared to $122.5 million for the third quarter of 2012. GAAP income from operations and net income were $18.0 million and $9.4 million, respectively, compared to $6.2 million and $2.8 million, respectively, for the third quarter of 2012. Diluted earnings per share were $0.21 for the third quarter of 2013, compared to $0.06 in the same period last year.

Third Quarter 2013 Non-GAAP Financial Results

Total non-GAAP revenue was $128.0 million for the third quarter of 2013. Non-GAAP revenue excludes the impact of a $0.1 million write-down of deferred revenue associated with the acquisition of Convio. Non-GAAP income from operations, which also excludes stock-based compensation expense, amortization of intangibles arising from business combinations, integration and restructuring costs, CEO severance costs and employee severance costs, was $28.9 million for the third quarter of 2013, up from $20.7 million in the same period last year and above the high-end of the company’s guidance. Non-GAAP net income was $16.7 million for the third quarter of 2013, up from $11.7 million in the same period last year. Non-GAAP diluted earnings per share were $0.37 for the third quarter of 2013, up from $0.26 in the same period last year and also above the high-end of the company’s guidance.

A reconciliation between GAAP and non-GAAP results has been provided in the financial statement tables included in this press release. An explanation of these measures is also included below under the heading “Non-GAAP Financial Measures.”

Balance Sheet and Cash Flow

The company ended the third quarter with $16.7 million in cash, compared to $7.3 million on June 30, 2013. The company generated $40.5 million in cash flow from operations during the third quarter, returned $5.5 million to stockholders by way of dividend, invested $4.1 million in capital expenditures and capitalized software and reduced its debt balance by $21.8 million.

Dividend

Blackbaud announced today that its Board of Directors has approved a fourth quarter 2013 dividend of $0.12 per share payable on December 13, 2013 to stockholders of record on November 27, 2013.

Conference Call Details
Blackbaud will host a conference call today, October 30, 2013, at 8:00 a.m. (Eastern Time) to discuss the company's financial results, operations and related matters. To access this call, dial 877-407-3982 (domestic) or 201-493-6780 (international). A replay of this conference call will be available through November 6, 2013, at 877-870-5176 (domestic) or 858-384-5517 (international). The replay passcode is 10000322. A live webcast of this conference call will be available on the "Investor Relations" page of the company's website at www.blackbaud.com/investorrelations and a replay will be archived on the website as well.

About Blackbaud
Serving the nonprofit and education sectors for 30 years, Blackbaud (NASDAQ: BLKB) combines technology and expertise to help organizations achieve their missions. Blackbaud works with more than 29,000 customers in over 60 countries that support higher education, healthcare, human services, arts and culture, faith, the environment, independent K-12 education, animal welfare and other charitable causes. The company offers a full spectrum of cloud-based and on-premise software solutions and related services for organizations of all sizes including: fundraising, eMarketing, advocacy, constituent relationship management (CRM), financial management, payment services, analytics and vertical-specific solutions. Using Blackbaud technology, these organizations raise more than $100 billion each year. Recognized as a top company by Forbes, InformationWeek, and Software Magazine and honored by Best Places to Work, Blackbaud is headquartered in Charleston, South Carolina and has operations in the United States, Australia, Canada, the Netherlands and the United Kingdom. For more information, visit www.blackbaud.com.

Forward-looking Statements

This news release contains forward-looking statements that are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements regarding: increasing adoption of our solutions by nonprofit organizations, reflecting benefits from our integrated product strategy; improvements in operational efficiency and the pace of such improvements; our plans to invest in products and go-to-market organizations to drive growth and shareholder value; and our fourth quarter dividend payment. These statements involve a number of risks and uncertainties. Although Blackbaud attempts to be accurate in making these forward-looking statements, it is possible that future circumstances might differ from the assumptions on which such statements are based. In addition, other important factors that could cause results to differ materially include the following: management of integration of acquired companies and other risks associated with acquisitions; the ability to attract and retain key personnel; general economic risks; uncertainty regarding increased business and renewals from existing customers; continued success in sales growth; risks associated with successful implementation of multiple integrated software products; risks related to our dividend policy and stock repurchase program, including potential limitations on our ability to grow and the possibility that we might discontinue payment of dividends; risks relating to restrictions imposed by the credit facility; risks associated with management of growth; lengthy sales and implementation cycles, particularly in larger organizations; technological changes that make our products and services less competitive; and the other risk factors set forth from time to time in the SEC filings for Blackbaud, copies of which are available free of charge at the SEC’s website at www.sec.gov or upon request from Blackbaud's investor relations department. Blackbaud assumes no obligation and does not intend to update these forward-looking statements, except as required by law. All Blackbaud product names appearing herein are trademarks or registered trademarks of Blackbaud, Inc.

Non-GAAP Financial Measures

Blackbaud has provided in this release financial information that has not been prepared in accordance with GAAP. This information includes non-GAAP revenue, non-GAAP gross profit, non-GAAP gross margin, non-GAAP income from operations, non-GAAP operating margin, non-GAAP net income, and non-GAAP diluted earnings per share. Blackbaud uses these non-GAAP financial measures internally in analyzing its financial results and believes they are useful to investors, as a supplement to GAAP measures, in evaluating Blackbaud's ongoing operational performance. Blackbaud believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing its financial results from period to period with other companies in Blackbaud's industry, many of which present similar non-GAAP financial measures to investors. Non-GAAP financial results discussed above exclude items such as a write-down of Convio deferred revenue, stock-based compensation expense, costs associated with amortization of intangibles arising from business combinations, integration and restructuring costs, CEO severance costs and employee severance costs, because they are not directly related to our performance in any particular period, but are for our long-term benefit over multiple periods.

Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measures. As previously mentioned, a reconciliation of our non-GAAP financial measures to their most directly comparable GAAP measures has been provided in the financial statement tables included below in this press release.

Investor Contact:
ICR
Brian Denyeau, 646-277-1251
brian.denyeau@icrinc.com

Media Contact:
Blackbaud, Inc.
Melanie Mathos, 843-216-6200 x3307
melanie.mathos@blackbaud.com

Source: Blackbaud, Inc.

Blackbaud, Inc.
Consolidated balance sheets
(Unaudited)

(in thousands, except share amounts)	September 30, 2013	December 31, 2012
Assets
Current assets:
Cash and cash equivalents	$16,679	$13,491
Donor restricted cash	41,758	68,177
Accounts receivable, net of allowance of $6,809 and $8,546 at September 30, 2013 and December 31, 2012, respectively	71,309	75,692
Prepaid expenses and other current assets	30,286	40,589
Deferred tax asset, current portion	8,732	15,799
Total current assets	168,764	213,748
Property and equipment, net	48,413	49,063
Goodwill	264,639	265,055
Intangible assets, net	149,698	168,037
Other assets	18,435	9,844
Total assets	$649,949	$705,747
Liabilities and stockholders’ equity
Current liabilities:
Trade accounts payable	$8,449	$13,623
Accrued expenses and other current liabilities	39,551	45,996
Donations payable	41,758	68,177
Debt, current portion	12,500	10,000
Deferred revenue, current portion	185,406	173,899
Total current liabilities	287,664	311,695
Debt, net of current portion	161,200	205,500
Deferred tax liability	29,944	24,468
Deferred revenue, net of current portion	8,619	11,119
Other liabilities	5,850	5,281
Total liabilities	493,277	558,063
Commitments and contingencies
Stockholders’ equity:
Preferred stock; 20,000,000 shares authorized, none outstanding	—	—
Common stock, $0.001 par value; 180,000,000 shares authorized, 55,222,085 and 54,859,604 shares issued at September 30, 2013 and December 31, 2012, respectively	55	55
Additional paid-in capital	216,827	203,638
Treasury stock, at cost; 9,425,277 and 9,209,371 shares at September 30, 2013 and December 31, 2012, respectively	(178,001)	(170,898)
Accumulated other comprehensive loss	(1,409)	(1,973)
Retained earnings	119,200	116,862
Total stockholders’ equity	156,672	147,684
Total liabilities and stockholders’ equity	$649,949	$705,747

Blackbaud, Inc.
Consolidated statements of comprehensive income
(Unaudited)

(in thousands, except share and per share amounts)	Three months ended September 30,		Nine months ended September 30,
	2013	2012	2013	2012
Revenue
License fees	$3,831	$4,465	$12,801	$16,154
Subscriptions	52,034	47,414	151,754	113,399
Services	35,411	34,463	95,617	90,211
Maintenance	34,722	34,499	102,992	101,945
Other revenue	1,856	1,631	5,781	5,659
Total revenue	127,854	122,472	368,945	327,368
Cost of revenue
Cost of license fees	492	728	1,860	2,162
Cost of subscriptions	21,482	19,616	63,470	49,151
Cost of services	26,121	26,438	78,023	71,779
Cost of maintenance	6,653	6,789	19,088	18,944
Cost of other revenue	1,366	1,557	3,864	4,672
Total cost of revenue	56,114	55,128	166,305	146,708
Gross profit	71,740	67,344	202,640	180,660
Operating expenses
Sales and marketing	23,833	26,279	72,648	70,879
Research and development	16,547	19,205	49,459	47,365
General and administrative	12,628	14,985	38,219	51,239
Restructuring	110	—	3,466	—
Amortization	614	690	1,928	1,417
Impairment of cost method investment	—	—	—	200
Total operating expenses	53,732	61,159	165,720	171,100
Income from operations	18,008	6,185	36,920	9,560
Interest income	16	38	53	118
Interest expense	(1,394)	(1,976)	(4,585)	(3,629)
Other (expense) income, net	(140)	382	(346)	(66)
Income before provision for income taxes	16,490	4,629	32,042	5,983
Income tax provision	7,097	1,804	13,360	2,670
Net income	$9,393	$2,825	$18,682	$3,313
Earnings per share
Basic	$0.21	$0.06	$0.42	$0.08
Diluted	$0.21	$0.06	$0.41	$0.07
Common shares and equivalents outstanding
Basic weighted average shares	44,735,425	44,172,836	44,583,623	44,077,911
Diluted weighted average shares	45,569,275	44,718,101	45,332,617	44,650,028
Dividends per share	$0.12	$0.12	$0.36	$0.36
Other comprehensive (loss) income
Foreign currency translation adjustment	94	(123)	113	(12)
Unrealized (loss) gain on derivative instruments, net of tax	(97)	(319)	451	(883)
Total other comprehensive (loss) income	(3)	(442)	564	(895)
Comprehensive income	$9,390	$2,383	$19,246	$2,418

Blackbaud, Inc.
Consolidated statements of cash flows
(Unaudited)

	Nine months ended September 30,
(in thousands)	2013	2012
Cash flows from operating activities
Net income	$18,682	$3,313
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	31,625	21,433
Provision for doubtful accounts and sales returns	1,072	4,212
Stock-based compensation expense	12,968	14,455
Excess tax benefits from stock-based compensation	—	(81)
Deferred taxes	9,192	2,670
Impairment of cost method investment	—	200
Other non-cash adjustments	1,390	444
Changes in operating assets and liabilities, net of acquisition of businesses:
Accounts receivable	3,203	(11,965)
Prepaid expenses and other assets	10,092	(5,609)
Trade accounts payable	(1,466)	(1,313)
Accrued expenses and other liabilities	(18,643)	(3,618)
Donor restricted cash	26,626	14,273
Donations payable	(26,626)	(14,273)
Deferred revenue	9,855	15,528
Net cash provided by operating activities	77,970	39,669
Cash flows from investing activities
Purchase of property and equipment	(13,407)	(15,427)
Purchase of net assets of acquired companies, net of cash acquired	(876)	(280,687)
Capitalized software development costs	(2,371)	(572)
Net cash used in investing activities	(16,654)	(296,686)
Cash flows from financing activities
Proceeds from issuance of debt	63,100	315,000
Payments on debt	(104,900)	(70,000)
Payments of deferred financing costs	—	(2,440)
Proceeds from exercise of stock options	335	3,105
Excess tax benefits from stock-based compensation	—	81
Dividend payments to stockholders	(16,458)	(16,248)
Net cash (used in) provided by financing activities	(57,923)	229,498
Effect of exchange rate on cash and cash equivalents	(205)	581
Net increase (decrease) in cash and cash equivalents	3,188	(26,938)
Cash and cash equivalents, beginning of period	13,491	52,520
Cash and cash equivalents, end of period	$16,679	$25,582

Blackbaud, Inc.
Reconciliation of GAAP to Non-GAAP financial measures
(Unaudited)

(in thousands, except per share amounts)	Three months ended September 30,		Nine months ended September 30,
	2013	2012	2013	2012
GAAP revenue	$127,854	$122,472	$368,945	$327,368
Non-GAAP adjustments:
Add: Convio deferred revenue write-down	119	1,352	985	4,819
Total Non-GAAP adjustments	119	1,352	985	4,819
Non-GAAP revenue	$127,973	$123,824	$369,930	$332,187

GAAP gross profit	$71,740	$67,344	$202,640	$180,660
GAAP gross margin	56%	55%	55%	55%
Non-GAAP adjustments:
Add: Convio deferred revenue write-down	119	1,352	985	4,819
Add: Stock-based compensation expense	908	1,263	3,016	2,946
Add: Amortization of intangibles from business combinations	5,508	4,866	16,598	10,212
Add: Acquisition integration costs	79	595	678	595
Add: Write-off of prepaid proprietary software licenses	—	—	—	350
Total Non-GAAP adjustments	6,614	8,076	21,277	18,922
Non-GAAP gross profit	$78,354	$75,420	$223,917	$199,582
Non-GAAP gross margin	61%	61%	61%	60%

GAAP income from operations	$18,008	$6,185	$36,920	$9,560
GAAP operating margin	14%	5%	10%	3%
Non-GAAP adjustments:
Add: Convio deferred revenue write-down	119	1,352	985	4,819
Add: Stock-based compensation expense	3,072	4,831	12,968	14,455
Add: Amortization of intangibles from business combinations	6,122	5,556	18,526	11,629
Add: Acquisition integration costs	170	2,766	1,416	5,795
Add: Restructuring costs	109	—	3,466	—
Add: CEO severance	636	—	1,275	—
Add: Employee severance	625	—	625	—
Add: Acquisition-related expenses	—	—	—	6,427
Add: Write-off of prepaid proprietary software licenses	—	—	—	350
Add: Impairment of cost method investment	—	—	—	200
Total Non-GAAP adjustments	10,853	14,505	39,261	43,675
Non-GAAP income from operations	$28,861	$20,690	$76,181	$53,235
Non-GAAP operating margin	23%	17%	21%	16%

GAAP net income	$9,393	$2,825	$18,682	$3,313
Non-GAAP adjustments:
Add: Total Non-GAAP adjustments affecting income from operations	10,853	14,505	39,261	43,675
Less: Tax impact related to Non-GAAP adjustments	(3,567)	(5,659)	(14,449)	(16,697)
Non-GAAP net income	$16,679	$11,671	$43,494	$30,291

Shares used in computing Non-GAAP diluted earnings per share	45,569	44,718	45,333	44,650
Non-GAAP diluted earnings per share	$0.37	$0.26	$0.96	$0.68

Detail of Non-GAAP adjustments:
Stock-based compensation expense:
Cost of revenue
Cost of subscriptions	$340	$308	$755	$734
Cost of services	468	854	1,905	1,911
Cost of maintenance	100	101	356	301
Subtotal	908	1,263	3,016	2,946
Operating expenses
Sales and marketing	512	714	1,755	1,734
Research and development	762	980	2,977	2,478
General and administrative	890	1,874	5,220	7,297
Subtotal	2,164	3,568	9,952	11,509
Total stock-based compensation expense	$3,072	$4,831	$12,968	$14,455

Amortization of intangibles from business combinations
Cost of revenue
Cost of license fees	$87	$119	$334	$366
Cost of subscriptions	4,657	4,044	13,968	7,732
Cost of services	631	571	1,897	1,450
Cost of maintenance	114	114	342	608
Cost of other revenue	19	18	57	56
Subtotal	5,508	4,866	16,598	10,212
Operating expenses	614	690	1,928	1,417
Total amortization of intangibles from business combinations	$6,122	$5,556	$18,526	$11,629